SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2013
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
NOTE 13: SUBSEQUENT EVENTS

(a)	On July 3, 2013, Navios Holdings received $3,000 as a dividend distribution from its affiliate Navios Acquisition.

(b)
On July 9, 2013, Navios Holdings agreed to acquire one 2006-built Panamax vessel and three 2005-built Panamax vessels for an aggregate purchase price of $66,000 to be financed with debt and cash on hand. During July 2013, the Company paid a 10% deposit of $6,600. On August 26, 2013, Navios Holdings took delivery of the Navios Galileo, a 2006-built bulk carrier vessel for an acquisition price of $17,250. The remaining three vessels are expected to be delivered into Navios Holdings' fleet in the third quarter of 2013.

(c)
On July 10, 2013, Navios Logistics became the sole shareholder of Hidronave South American Logistics S.A by acquiring the remaining 49% non-controlling interest for a total cash consideration of $750 payable in three installments with the final installment due on January 15, 2014

(d)
On August 5, 2013, Navios Logistics entered into an agreement for the construction of 36 dry barges for a total consideration of $19,080, which are expected to be delivered in the first quarter of 2014.This contract also includes an option exercisable by Navios Logistics for the construction of an additional 36 barges under the same terms and conditions.

(e)	On August 13, 2013, Navios Holdings received $7,342 as a dividend distribution from its affiliate Navios Partners.

(f)
On August 19, 2013, the Board of Directors of Navios Holdings declared a dividend of $0.06 per share of common stock, which will be paid on September 26, 2013 to stockholders of record on September 18, 2013.

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